     As filed with the Securities and Exchange Commission on June 27, 2005.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           COURTSIDE ACQUISITION CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                 DELAWARE                                20-2521288
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)              (I.R.S. Employer
                                                     Identification No.)

      1700 BROADWAY, 17TH FLOOR
          NEW YORK, NEW YORK                                10019
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(Address of Principal Executive Offices)                  (Zip Code)

If this form relates to the registration    If this form relates to the
of a class of securities pursuant to        registration of a class of
Section 12(b) of the Exchange Act and is    securities pursuant to Section 12(g)
effective pursuant to General               of the Exchange Act and is effective
Instruction A.(c), please check the         pursuant to General Instruction
following box. [X]                          A.(d), please check the following
                                            box. [ ]

Securities Act registration statement file number
 to which this form relates:                                 333-124380
                                                    ----------------------------
                                                            If applicable)

Securities to be registered pursuant to
Section 12(b) of the Act:

                                                  Name of Each Exchange on
  Title of Each Class                            Which Each Class is to be
   to be Registered                                       Registered
---------------------------------------      ----------------------------------
Units                                             American Stock Exchange

Common Stock, $.0001, par value                   American Stock Exchange

Common Stock Purchase Warrants                    American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

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                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The information required by this item is contained under the heading
        "Description of Securities" in the registration statement to which this
        Form 8-A relates (File No. 333-124380). This information is incorporated herein by reference.

ITEM 2. INDEX TO EXHIBITS.

*3.1    Certificate of Incorporation

*3.2    By-Laws

*4.1    Specimen Unit Certificate

*4.2    Specimen Common Stock Certificate

*4.3    Specimen Warrant Certificate

*4.4    Form of Unit Purchase Option to be granted to Representative

*4.5    Form of Warrant Agreement between Continental Stock Transfer and Trust
        Company and the Registrant

     *  Incorporated by reference from the Company's Registration Statement on
        Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on April 27, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       COURTSIDE ACQUISITION CORP.

Date:  June 27, 2005                   By: /s/ Richard D. Goldstein
                                          -------------------------
                                          Richard D. Goldstein
                                          Chief Executive Officer

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